UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Saks Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 04, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy and Annual Report on Form 10-K for the fiscal year ended February 2, 2008

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 21, 2008 to facilitate timely delivery.

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**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

SAKS INCORPORATED
Vote In Person
SAKS INCORPORATED C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735	If you wish to vote in person, you will need to attend the shareholders’ meeting and request a ballot to vote these shares.
Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Meeting Location
The Annual Meeting for Shareholders as of April 1, 2008 is to be held on June 4, 2008 at 11:30 A.M. Eastern Time at: The Ritz-Carlton Buckhead 3434 Peachtree Road Atlanta, GA 30326

From the North:

•	Take I-75 South

•	Take the I-285 West/I-285 East exit, EXIT 259, toward BIRMINGHAM/TAMPA/ GREENVILLE/AUGUSTA

•	Merge onto I-285 East/GA-407 East via EXIT 259B toward GREENVILLE/AUGUSTA

•	Merge onto GA-400 South via EXIT 27 toward BUCKHEAD/ATLANTA (Portions toll)

•	Merge onto LENOX RD NE/GA-141 CONN East/PAUL COVERDELL MEMORIAL PKWY via EXIT 2 toward BUCKHEAD

•	Turn RIGHT onto PEACHTREE RD NE/GA-141

•	End at 3434 Peachtree Rd NE Atlanta, GA 30326

From the South:

•	Take I-75 North

•	Keep LEFT to take I-85 North/GA-403 North via EXIT 251 toward GA-400/ GREENVILLE

•	Keep RIGHT to take GA-400 North via EXIT 87 toward BUCKHEAD/CUMMING

•	Take the LENOX RD/GA-141 CONN exit, EXIT 2, toward BUCKHEAD

•	Take the GA-141 East ramp toward PEACHTREE RD

•	Merge onto LENOX RD NE/GA-141 CONN East/PAUL COVERDELL MEMORIAL PKWY

•	Turn RIGHT onto PEACHTREE RD NE/GA-141

•	End at 3434 Peachtree Rd NE Atlanta, GA 30326

From the West:

•	Take I-20 East

•	Merge onto I-75 North/I-85 North via EXIT 57 toward CHATTANOOGA/GREENVILLE

•	Keep LEFT to take I-85 North/GA-403 North via EXIT 251 toward GA-400/GREENVILLE

•	Keep RIGHT to take GA-400 North via EXIT 87 toward BUCKHEAD/CUMMING

•	Take the LENOX RD/GA-141CONN exit, EXIT 2, toward BUCKHEAD

•	Take the GA-141 East ramp toward PEACHTREE RD

•	Merge onto LENOX RD NE/GA-141 CONN East/PAUL COVERDELL MEMORIAL PKWY

•	Turn RIGHT onto PEACHTREE RD NE/GA-141

•	End at 3434 Peachtree Rd NE Atlanta, GA 30326

From the East:

•	Take I-85 South

•	Take EXIT 88 toward CHESHIRE BR RD/LENOX RD/GA-400 North

•	Turn RIGHT onto LENOX RD NE

•	Turn LEFT onto PEACHTREE RD NE/GA-141

•	End at 3434 Peachtree Rd NE Atlanta, GA 30326

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2 AND A VOTE “AGAINST” ITEM 3.
1. ELECTION OF DIRECTORS
Class I Nominee:

01) Jerry W. Levin

Class II Nominees:

02) Michael S. Gross
03) Nora P. McAniff
04) Stephen I. Sadove

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 31, 2009.

3.	Shareholder Proposal - Cumulative voting for the election of directors.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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